Exhibit 10.1

THIRD AMENDMENT TO SUPPLEMENT TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Supplement to Loan and Security Agreement (this “Amendment”) is entered into as of May 30, 2025, by and among AVENUE CAPITAL MANAGEMENT II, L.P., a Delaware limited partnership (as administrative and collateral agent (in such capacity, “Agent”)), AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Avenue”), AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Avenue 2”; and, collectively with Avenue, “Lenders” and each, individually, a “Lender”), and EYENOVIA, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, the “Agreement”) and that certain Supplement to Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, including by that certain First Amendment to Supplement to Loan and Security Agreement dated as of November 22, 2024, and that certain Second Amendment to Supplement to Loan and Security Agreement dated as of February 21, 2025, the “Supplement”). The parties desire to amend the Supplement further in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                  Clause (d) of Part 3 of the Supplement hereby is amended and restated in its entirety to read as follows:

“(d) Conversion Right. Subject to the paragraph below, Lenders have the right, in their discretion, but not the obligation, to convert an aggregate amount of up to Ten Million Dollars ($10,000,000) of the aggregate principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s unrestricted, freely tradeable common stock, par value $0.01 per share (the “Conversion Right Common Stock”) at a price per share equal to One Dollar and Sixty-Eight Cents ($1.68) (the “Conversion Price”). The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d) which will include (i) the date on which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares to be issued and (iv) a date on which the allotment and issuance of the shares is to take place (which shall be at least two (2) Business Days prior to the date on which such notice is given). The shares issuable pursuant to the Conversion Option have been registered under the Securities Act of 1933, as amended, on the Borrower’s Registration Statement on Form S-3 (Reg. No. 333-286617), and have been allocated to the Lenders in accordance with the pro rata Commitment of each Lender.

Notwithstanding anything provided herein to the contrary, the Borrower shall not facilitate the exercise of the Conversion Option, and a Lender shall not have the right to exercise any portion of the Conversion Option, to the extent that after giving effect to such issuance after exercise, the Lender (together with the Lender’s affiliates, and any other persons or entities acting as a group together with the Lender or any of the Lender’s affiliates (such persons or entities, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Lender and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of the Conversion Option with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Conversion Option beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Borrower (including for purposes of this paragraph, without limitation, any convertible notes, convertible stock, warrants, convertible loans or similar instruments) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Lender that the Company is not representing to the Lender that such calculation is in compliance with Section 13(d) of the Exchange Act and the Lender is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Clause (d) applies, the determination of whether the Conversion Option is exercisable (in relation to other securities owned by the Lender together with any Attribution Parties) and of which portion of the Conversion Option is exercisable shall be in the sole discretion of the Lender, and the submission of a conversion notice shall be deemed to be the Lender’s determination of whether the Conversion Option is then exercisable (in relation to other securities owned by the Lender together with any Attribution Parties) and of which portion of the Conversion Option is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Clause (d), in determining the number of outstanding shares of Common Stock, a Lender may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock then outstanding. Upon the written or oral request of a Lender, the Company shall, within one business day, confirm orally and in writing to the Lender the number of shares of Common Stock then outstanding. The number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Conversion Option, by the Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Conversion Option. The Lender, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Clause (d), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Conversion Option held by the Lender, and the provisions of this Clause (d) shall continue to apply. If, at any time while this Conversion Option is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Conversion Option, the Lender shall have the right to receive, for each share of Conversion Right Common Stock that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of Lender, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Conversion Option is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then Lender shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Conversion Option following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Conversion Option in accordance with the provisions of this clause (d) of Part 3 of the Supplement pursuant to written agreements in form and substance reasonably satisfactory to Lender and approved by Lender (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of Lender, deliver to Lender a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Conversion Option which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Conversion Option prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Conversion Option immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to Lender. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Conversion Option (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Conversion Option and the other Loan Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Conversion Option and, if required to effectuate the Conversion Option, the other Loan Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, Lender shall be entitled to the benefits of the provisions of this clause (d) of Part 3 of the Supplement whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Clause (d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. Notwithstanding anything herein to the contrary, the provisions of this paragraph shall not be amended (the “Amendment Prohibition”) unless the stockholders of the Company approve a resolution to eliminate the Amendment Prohibition. The limitations contained in this paragraph shall apply to a successor holder of the outstanding Growth Capital Loans.”

2.                  No course of dealing on the part of Agent or any Lender, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

3.                  Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof.

4.                  Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, other than with respect to representations and warranties pertaining to financial condition or ongoing clinical trials.

5.                  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

EYENOVIA, INC.

By:	/s/ Michael M. Rowe
Name:	Michael M. Rowe
Title:	Chief Executive Officer

[Signature Page to Third Amendment to Supplement]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523